EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                                                                                                  Press Contact:
Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q3 FISCAL YEAR 2012 FINANCIAL RESULTS

Revenue of $120 Million

GAAP Net Loss Per Share from Continuing Operations of $0.01

Non-GAAP Net Income Per Share from Continuing Operations of $0.06

SAN JOSE, Calif., Jan. 30, 2012 — Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal third quarter ended January 1, 2012.

“We achieved better bottom line results than originally projected for our fiscal third quarter by tightly managing operating expenses,” said Dr. Ted Tewksbury, president and CEO of IDT. “Despite weaker demand for communications, consumer and PC solutions during the December quarter, we saw improved bookings trends for server-related products.  New product introductions and design wins increased during the quarter and we continue to win prestigious awards for innovation.  While some customer ramps have been delayed by macroeconomic factors, we remain well positioned for multi-year growth driven by the ongoing rollout of cloud computing, 4G wireless infrastructure and mobility platforms.”

Recent Highlights
IDT recently announced:

•
It has expanded its portfolio of wireless infrastructure solutions with two low-power, low-distortion radio frequency (RF) to intermediate frequency (IF) mixers and a dual IF variable gain amplifier (VGA) that reduce system cost while increasing signal quality and capacity in 4G base stations.

•	The industry's most complete and lowest-power timing solution specifically optimized to meet the stringent performance requirements of Intel’s Romley server platform.

•
It has expanded its leading timing portfolio with the industry's most versatile WAN PLL that supports Synchronous Ethernet, IEEE 1588 and a range of other protocols, making it ideal for cloud-based networking and 4G wireless infrastructure.

•
It has developed and demonstrated the world's first commercially available oscillators incorporating piezoelectric microelectromechanical system (pMEMS) resonators and packaged these devices in a multi-output clock generator, removing the need for the use of quartz crystal technology and opening new markets within the timing space.

•	It was honored with Electronic Products' Product of the Year Award for its 3LG family of ±50 ppm CrystalFree™ solid-state oscillators.

•	Its wide dynamic range energy metering IC was awarded the Leading Product Award at the seventh-annual EDN China Innovation Awards in the Analog/Mixed Signal IC category.

•
Two IDT mixed-signal product families were included in the prestigious list of EDN magazine's “Hot 100 Products of 2011” -- an integrated timing, thermal management and fan controller that reduces BOM and application footprint, and the world's first portable audio subsystem with integrated programmable clock generator that eliminates the need for multiple external crystals and oscillators.

The following highlights the Company’s financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses, which are excluded from non-GAAP results based on management’s determination that they are not directly reflective of ongoing operations. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•	Revenue for the fiscal third quarter of 2012 was $120.0 million, compared with $147.5 million reported in the same period one year ago.

•
GAAP net loss from continuing operations for the fiscal third quarter of 2012 was $903 thousand or a loss $0.01 per diluted share, versus GAAP net income of $14.9 million or $0.10 per diluted share in the same period one year ago. Fiscal third quarter 2012 GAAP results include $3.3 million in acquisition and restructuring related charges, $4.3 million in stock-based compensation and a $2.1 million net impairment charge related to strategic investments.

•
Non-GAAP net income from continuing operations for the fiscal third quarter of 2012 was $8.5 million or $0.06 per diluted share, compared with non-GAAP net income from continuing operations of $27.3 million or $0.18 per diluted share reported in the same period one year ago.

•
GAAP gross profit for the fiscal third quarter of 2012 was $63.9 million, or 53.2 percent, compared with GAAP gross profit of $80.3 million, or 54.5 percent,  reported in the same period one year ago. Non-GAAP gross profit for the fiscal third quarter of 2012 was $65.7 million, or 54.7 percent, compared with non-GAAP gross profit of $86.5 million, or 58.6 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal third quarter of 2012 was $38.4 million, compared with GAAP R&D expense of $40.7 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal third quarter of 2012 was $34.9 million, compared with non-GAAP R&D of $36.3 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal third quarter of 2012 was $23.7 million, compared with GAAP SG&A expense of $26.0 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal third quarter of 2012 was $20.6 million, compared with non-GAAP SG&A expense of $22.4 million in the same period one year ago.

Webcast and Conference Call Information
Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on January 30, 2012. The webcast replay will be available after 5 p.m. Pacific time on January 30, 2012.

Investors can also listen to the live call at 1:30 p.m. Pacific time on January 30, 2012 by calling (800) 230-1096 or (612) 332-0819. The conference call replay will be available after 5 p.m. Pacific time on January 30, 2012 through 11:59 p.m. Pacific time on February 6, 2012 at (800) 475-6701 or (320) 365-3844. The access code is 231988.

About IDT
Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 3, 2011. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude restructuring-related costs, acquisition and divestiture-related charges, share-based compensation expense, results from discontinued operations and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business.  These non-GAAP results are also consistent with another way management internally analyzes IDT’s results and may be useful to investor community. The Company has reconciled non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.
Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States (GAAP), but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.

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IDT, PureTouch, PowerSmart, and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	January 1,	October 2,	January 2,	January 1,	January 2,
	2012	2011 (1)	2011 (1)	2012 (1)	2011 (1)
Revenues	$119,977	$138,318	$147,524	$407,580	$460,715
Cost of revenues	56,093	64,685	67,177	190,627	213,222
Gross profit	63,884	73,633	80,347	216,953	247,493
Operating expenses:
Research and development	38,410	39,184	40,674	117,409	116,774
Selling, general and administrative	23,661	24,888	26,017	74,478	77,732
Total operating expenses	62,071	64,072	66,691	191,887	194,506

Operating income	1,813	9,561	13,656	25,066	52,987

Other-than-temporary impairment loss on investments	(2,130)	-	-	(2,130)	-
Other income (expense), net	(10)	(1,828)	1,352	(1,794)	2,793
Income (loss) from continuing operations before income taxes	(327)	7,733	15,008	21,142	55,780
Provision (benefit) for income taxes	576	(560)	111	1,176	1,659

Net income (loss) from continuing operations	(903)	8,293	14,897	19,966	54,121

Discontinued operations:
Gain from divestiture	-	45,939	-	45,939	-
Loss from discontinued operations	(5,290)	(7,352)	(5,124)	(20,286)	(15,404)
Provision (benefit) for income taxes	-	(60)	(21)	(89)	(64)
Net income (loss) from discontinued operations	(5,290)	38,647	(5,103)	25,742	(15,340)

Net income (loss)	$(6,193)	$46,940	$9,794	$45,708	$38,781

Basic net income (loss) per share continuing operations	$(0.01)	$0.06	$0.10	$0.14	$0.35
Basic net income (loss) per share discontinued operations	(0.03)	0.26	(0.04)	0.18	(0.10)
Basic net income (loss) per share	$(0.04)	$0.32	$0.06	$0.32	$0.25

Diluted net income (loss) per share continuing operations	$(0.01)	$0.06	$0.10	$0.14	$0.35
Diluted net income (loss) per share discontinued operations	(0.03)	0.26	(0.04)	0.17	(0.10)
Diluted net income (loss) per share	$(0.04)	$0.32	$0.06	$0.31	$0.25

Weighted average shares:
Basic	141,839	144,682	151,421	144,792	154,487
Diluted	141,839	146,169	152,975	146,706	155,525

1) The Company's prior period financial results have been revised to reflect an immaterial correction. During the third quarter of fiscal 2012 the Company identified errors related to its accounting for certain accrued employee retention costs and other accrued liabilities. The Company has concluded that the errors were not material to any of its prior period financial statements and has revised its prior financial statements according to SEC guidance related to immaterial corrections.

As a result of the revisions, net income for the three months ended October 2, 2011 and January 2, 2011 decreased by $0.1 million and $0.8 million respectively and net income for the nine months ended January 1, 2012 and January 2, 2011 decreased by $2.5 million and $2.2 million, respectively.

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	January 1,	October 2,	January 2,	January 1,	January 2,
	2012	2011 (1)	2011 (1)	2012 (1)	2011 (1)

GAAP net income (loss) from continuing operations	$(903)	$8,293	$14,897	$19,966	$54,121
GAAP diluted net income (loss) per share continuing operations	$(0.01)	$0.06	$0.10	$0.14	$0.35
Acquisition related:
Amortization of acquisition related intangibles	4,006	3,861	4,739	11,995	14,533
Acquisition related costs (1)	109	-	694	109	1,834
Assets impairment (2)	(73)	(92)	(107)	(255)	(384)
Fair market value adjustment to acquired inventory sold	-	-	-	-	379
Restructuring related:
Severance and retention costs	(1,978)	816	2,263	625	4,038
Facility closure costs (3)	16	(5)	124	39	1,386
Fabrication production transfer costs (4)	1,233	816	1,639	3,894	3,851
Other:

Other-than-temporary impairment loss on investments (5)	2,130	-	-	2,130	-
Compensation expense (benefit)—deferred compensation plan (6)	649	(1,337)	815	(632)	1,306
Loss (gain) on deferred compensation plan securities (6)	(629)	1,359	(793)	685	(1,260)
Stock-based compensation expense	4,312	4,282	4,007	12,366	11,771
Tax effects of Non-GAAP adjustments (7)	(347)	(787)	(1,008)	(1,413)	(1,514)
Non-GAAP net income from continuing operations	$8,525	$17,206	$27,270	$49,509	$90,061
GAAP weighted average shares - diluted	141,839	146,169	152,975	146,706	155,525
Non-GAAP adjustment	2,676	1,994	2,058	1,835	1,945
Non-GAAP weighted average shares - diluted (8)	144,515	148,163	155,033	148,541	157,470
Non-GAAP diluted net income per share continuing operations	$0.06	$0.12	$0.18	$0.33	$0.57

GAAP gross profit	63,884	73,633	80,347	216,953	247,493
Acquisition and divestiture related:
Amortization of acquisition related intangibles	2,733	2,917	3,365	8,834	10,374
Acquisition related costs (1)	-	-	-	-	5
Assets impairment (2)	(73)	(92)	(107)	(255)	(384)
Fair market value adjustment to acquired inventory sold			-	-	379
Restructuring related:
Severance and retention costs	(2,784)	670	718	(824)	2,000
Facility closure costs (3)	3	(4)	4	1	900
Fabrication production transfer costs (4)	1,233	816	1,639	3,894	3,851
Other:
Compensation expense (benefit) - deferred compensation plan (6)	140	(289)	176	(137)	282
Stock-based compensation expense	535	453	370	1,415	1,260
Non-GAAP gross profit	65,671	78,104	86,512	229,881	266,160

GAAP R&D expenses:	38,410	39,184	40,674	117,409	116,774
Acquisition and divestiture related:
Acquisition related costs (1)	-	-	(400)	-	(1,196)
Restructuring related:
Severance and retention costs	(870)	(126)	(1,053)	(1,473)	(1,388)
Facility closure costs (3)	(4)	5	(6)	(14)	(122)
Other:
Compensation expense (benefit) - deferred compensation plan (6)	(421)	867	(529)	409	(847)
Stock-based compensation expense	(2,174)	(2,320)	(2,400)	(6,493)	(6,746)
Non-GAAP R&D expenses	34,941	37,610	36,286	109,838	106,475

GAAP SG&A expenses:	23,661	24,888	26,017	74,478	77,732
Acquisition and divestiture related:
Amortization of acquisition related intangibles	(1,273)	(944)	(1,374)	(3,161)	(4,159)
Acquisition related costs (1)	(109)	-	(294)	(109)	(633)
Restructuring related:
Severance and retention costs	64	(20)	(492)	24	(650)
Facility closure costs (3)	(9)	(4)	(114)	(24)	(364)
Other:
Compensation expense (benefit) - deferred compensation plan (6)	(88)	181	(110)	86	(177)
Stock-based compensation expense	(1,603)	(1,509)	(1,237)	(4,458)	(3,765)
Non-GAAP SG&A expenses	20,643	22,592	22,396	66,836	67,984

GAAP interest income and other, net	(10)	(1,828)	1,352	(1,794)	2,793
Loss (gain) on deferred compensation plan securities (6)	(629)	1,359	(793)	685	(1,260)
Non-GAAP interest income and other, net	(639)	(469)	559	(1,109)	1,533

GAAP provision (benefit) for income taxes continuing operations	576	(560)	111	1,176	1,659
Tax effects of Non-GAAP adjustments (7)	347	787	1,008	1,413	1,514
Non-GAAP provision (benefit) for income taxes continuing operations	923	227	1,119	2,589	3,173

  (1)  Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees.
  (2)  Consists of an impairment charge related to a note receivable and subsequent recoveries.
  (3)  Consists of ongoing costs associated with the exit of our leased and owned facilities.
  (4)  Consists of costs incurred in connection with the transition of our wafer fabrication processes in Oregon facility to TSMC.
  (5) Consists of an other-than-temporary impairment charge related to an investment in a non-marketable equity security, offset in part by a gain on the sale of a non-marketable security.
  (6) Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance under our deferred compensation plan.
  (7) Consists of the tax effects of non-GAAP adjustments.
  (8) For purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	January 1,	April 3,
(In thousands)	2012	2011 (1)

ASSETS
Current assets:
Cash and cash equivalents	$110,414	$104,680
Short-term investments	204,200	194,512
Accounts receivable, net	58,422	81,798
Inventories	78,649	67,041
Prepaid and other current assets	22,273	23,929
Total current assets	473,958	471,960

Property, plant and equipment, net	69,977	67,754
Goodwill	96,092	104,020
Acquisition-related intangibles	44,908	51,021
Other assets	31,859	32,705
TOTAL ASSETS	$716,794	$727,460

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$23,351	$35,419
Accrued compensation and related expenses	33,402	32,784
Deferred income on shipments to distributors	14,087	12,853
Deferred taxes liabilities	2,268	2,224
Other accrued liabilities	21,870	30,886
Total current liabilities	94,978	114,166

Deferred tax liabilities	1,519	1,513
Long term income taxes payable	764	712
Other long term obligations	17,504	15,808
Total liabilities	114,765	132,199

Stockholders' equity	602,029	595,261

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$716,794	$727,460

(1) Amounts as of April 3, 2011 are revised due to the correction of an immaterial error. As a result of the revision, current liabilities increased and stockholders' equity decreased by $3.5 million.